Exhibit 4.8


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                            FORM OF SERIES INSTRUMENT






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                                TABLE OF CONTENTS

                                                                                                                 PAGE

PART A             TRUST AGREEMENT.............................................................................    1
PART B             ADMINISTRATIVE SERVICES AGREEMENT...........................................................    3
PART C             SUPPORT AND EXPENSES AGREEMENT..............................................................    5
PART D             NAME LICENSING AGREEMENT....................................................................    7
PART E             TERMS AGREEMENT.............................................................................    9
PART F             COORDINATION AGREEMENT......................................................................   13
PART G             INDENTURE...................................................................................   18
PART H             FUNDING NOTE INDENTURE......................................................................   20
PART I             MISCELLANEOUS AND EXECUTION PAGES...........................................................   22

EXHIBIT A          STANDARD TRUST AGREEMENT TERMS.............................................................   A-1
EXHIBIT B          STANDARD ADMINISTRATIVE SERVICES AGREEMENT TERMS...........................................   B-1
EXHIBIT C          STANDARD SUPPORT AND EXPENSES AGREEMENT TERMS..............................................   C-1
EXHIBIT D          STANDARD NAME LICENSING AGREEMENT TERMS....................................................   D-1
EXHIBIT E          DISTRIBUTION AGREEMENT.....................................................................   E-1
EXHIBIT F          CERTIFICATE OF TRUST.......................................................................   F-1
EXHIBIT G          STANDARD INDENTURE TERMS...................................................................   G-1
EXHIBIT H          STANDARD FUNDING NOTE INDENTURE TERMS......................................................   H-1

ANNEX A            PRICING SUPPLEMENT......................................................................    A-A-1
ANNEX B            DELAWARE TRUSTEE SERVICE FEE SCHEDULE...................................................    A-B-1
ANNEX C            ADMINISTRATOR SERVICE FEE SCHEDULE......................................................    A-C-1
ANNEX D            AGENT NOTICE INFORMATION................................................................    A-D-1
ANNEX E            INDENTURE SERVICE FEE SCHEDULE..........................................................    A-E-1

                                       i



     WHEREAS, the parties named herein desire to enter into certain documents relating to the issuance by Allstate Life Global Funding Trust - (the "Trust") of Notes to investors under Allstate Life Global Funding's ("Global Funding") secured medium term notes program;

     WHEREAS, the Trust will be created under and its activities will be governed by (i) the provisions of the Trust Agreement (set forth in Part A of this Series Instrument), dated as of the date of the Pricing Supplement
(attached to this Series Instrument as Annex A) (the "Pricing Supplement"), between the parties thereto indicated in Part I hereof, and (ii) the Certificate of Trust (attached as Exhibit F to this Series Instrument);

     WHEREAS,  the Trust will be administered  pursuant to the provisions of the
Administrative   Services  Agreement  (set  forth  in  Part  B  of  this  Series
Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in Part I hereof;

     WHEREAS, certain costs and expenses of the Trust and the service providers to the Trust will be paid pursuant to the Support and Expenses Agreement (set forth in Part C of this Series Instrument), dated as of the date of the Pricing
Supplement, between the parties thereto indicated in Part I hereof;

     WHEREAS,  certain  licensing  arrangements  between the Trust and  Allstate
Insurance  Company  will be  governed  pursuant  to the  provisions  of the Name
Licensing Agreement (set forth in Part D of this Series Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in
Part I hereof;

     WHEREAS, the sale of the Notes will be governed by the Terms Agreement (set forth in Part E of this Series Instrument), dated as of the date of the Pricing
Supplement, among the parties thereto indicated in Part I hereof;

     WHEREAS,   certain  agreements  relating  to  the  Notes  and  the  Funding
Agreement(s) are set forth in the Coordination Agreement (set forth in Part F of this Series Instrument),  dated as of the date of the Pricing Supplement,  among the parties thereto indicated in Part I hereof;

     WHEREAS, the Notes will be issued pursuant to the Indenture (set forth in Part G hereof) (the "Indenture"), effective as of the Original Issue Date specified in the Pricing Supplement (the "Original Issue Date"), between the parties thereto indicated in Part I hereof;

     WHEREAS,  the Funding  Note will be issued  pursuant  to the  Funding  Note
Indenture (set forth in Part H hereof), effective as of the Original Issue Date, between the parties thereto indicated in Part I hereof; and

     All capitalized terms used in the above recitals and not otherwise defined will have the meanings set forth in the Indenture.


                                       ii

                                     PART A
                                 TRUST AGREEMENT

     This  TRUST  AGREEMENT,  dated  as of the  date of the  Pricing  Supplement attached to the Series Instrument as Annex A (the "Pricing  Supplement"),  among
Allstate Life Global Funding,  a Delaware  statutory  trust, as trust beneficial
owner  (the  "Trust  Beneficial  Owner"),   AMACAR  Pacific  Corp.,  a  Delaware
corporation,  as the sole administrator of the Trust (the  "Administrator")  and
Wilmington Trust Company,  a Delaware banking  corporation,  as Delaware trustee
(the "Delaware Trustee"),

                              W I T N E S S E T H:

     WHEREAS,  the Trust Beneficial  Owner, the  Administrator  and the Delaware
Trustee desire to authorize the issuance of Notes in connection with the entry into this Trust Agreement;

     WHEREAS, all things necessary to make this Trust Agreement a valid and legally binding agreement of the Delaware Trustee, the Administrator and the Trust Beneficial Owner, enforceable in accordance with its terms, have been done;

     WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture set forth in Part G of the Series Instrument and the Terms Agreement set forth in Part E of the Series
Instrument), (ii) the use of the proceeds of the sale of the Notes to acquire the Funding Note, which will be surrendered in consideration for the Funding
Agreement(s), and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Trust Agreement; and

     WHEREAS, the parties hereto desire to incorporate by reference the Standard
Trust  Agreement  Terms  attached  to the  Series  Instrument  as Exhibit A (the
"Standard  Trust  Agreement   Terms,"   together  with  this  Trust   Agreement,
collectively, the "Trust Agreement");

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:


                                   ARTICLE 1

     SECTION  1.1  Incorporation  by  Reference.   All  terms,   provisions  and
agreements of the Standard Trust Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though  fully set forth  herein.  To the extent that the terms set forth in Article 2 of this Trust  Agreement are  inconsistent  with the terms of the  Standard  Trust  Agreement  Terms,  the terms set forth in Article 2 hereof shall apply.

     SECTION 1.2 Definitions. "Series Instrument" means the Series Instrument in which this Trust Agreement is included as Part A. All capitalized terms not otherwise defined in this Trust Agreement shall have the meanings set forth in the Standard Trust Agreement Terms.

                                       1

                                   ARTICLE 2

     SECTION 2.1 Name. The Trust created and governed by this Trust Agreement shall have the name specified in the Series Instrument.

     SECTION 2.2 Ownership of the Trust. Upon the creation of the Trust,  Global
Funding shall be the sole beneficial owner of the Trust.

     SECTION 2.3  Acknowledgment.  The Delaware  Trustee,  the Trust  Beneficial
Owner and the Administrator expressly acknowledge their duties and obligations set forth in the Standard Trust Agreement Terms incorporated herein.

     SECTION 2.4 Compensation. The Delaware Trustee shall be entitled to receive the fees specified in the Delaware Trustee Service Fee Schedule, which is attached as Annex B to the Series Instrument.

     SECTION 2.5 Additional Terms. [None].

     SECTION 2.6 Series Instrument; Execution and Incorporation of Terms. The parties to this Trust Agreement will enter into this Trust Agreement by executing the Series Instrument.

     By executing the Series Instrument, the Delaware Trustee, the Administrator and the Trust Beneficial Owner hereby agree that this Trust Agreement will constitute a legal, valid and binding agreement among the Delaware Trustee, the Administrator and the Trust Beneficial Owner.

     All terms relating to the Trust or the Notes not otherwise included in this Trust Agreement will be as specified in the Series Instrument or the Pricing
Supplement.

     SECTION  2.7  Counterparts.   This  Trust  Agreement,  through  the  Series
Instrument,  may be  executed  in any  number  of  counterparts,  each of  which counterparts  shall be deemed to be an original,  and all of which  counterparts shall constitute but one and the same instrument.


                                       2


                                     PART B
                        ADMINISTRATIVE SERVICES AGREEMENT

     This ADMINISTRATIVE SERVICES AGREEMENT, dated as of the date of the Pricing
Supplement   attached  to  the  Series  Instrument  as  Annex  A  (the  "Pricing
Supplement"),  between the Allstate Life Global  Funding Trust  specified in the
Series Instrument (the "Trust") and AMACAR Pacific Corp., a Delaware corporation
(the "Administrator"),

                              W I T N E S S E T H:

     WHEREAS, the Trust has requested that the Administrator perform various services for the Trust;

     WHEREAS, the Trust desires to have the Administrator perform various financial, statistical, accounting and other services for the Trust, and the Administrator is willing to furnish such services on the terms and conditions herein set forth; and

     WHEREAS,  the parties  hereto  desire to  incorporate  by  reference  those certain Standard  Administrative Services Agreement Terms attached to the Series
Instrument as Exhibit B (the "Standard Administrative Services Agreement Terms,"
together  with  this  Administrative  Services  Agreement,   collectively,   the
"Administrative Services Agreement");

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:


                                   ARTICLE 1

     SECTION  1.1  Incorporation  by  Reference.   All  terms,   provisions  and
agreements of the Standard  Administrative  Services  Agreement Terms (except to the  extent  expressly  modified  herein)  are  hereby  incorporated  herein  by reference  with the same force and effect as though fully set forth  herein.  To the extent that the terms set forth in Article 2 of this Administrative Services
Agreement  are  inconsistent  with  the  terms  of the  Standard  Administrative
Services Agreement Terms, the terms set forth in Article 2 hereof shall apply.

     SECTION 1.2 Definitions. "Series Instrument" means the Series Instrument in which  this  Administrative  Services  Agreement  is  included  as Part  B.  All
capitalized  terms  not  otherwise  defined  in  this  Administrative   Services
Agreement  shall  have the  meanings  set forth in the  Standard  Administrative
Services Agreement Terms.

                                   ARTICLE 2

     SECTION 2.1 Compensation. The Administrator shall be entitled to receive the fees specified in the Administrator Service Fee Schedule, which is attached as Annex C to the Series Instrument.

     SECTION 2.2 Additional Terms. [None].

                                       3

     SECTION 2.3 Series  Instrument;  Execution and  Incorporation of Terms. The
parties  to  this  Administrative   Services  Agreement  will  enter  into  this
Administrative Services Agreement by executing the Series Instrument.

     By executing the Series Instrument, Wilmington Trust Company (the "Delaware
Trustee"), on behalf of the Trust, and the Administrator hereby agree that this Administrative Services Agreement will constitute a legal, valid and binding agreement between the Trust and the Administrator.

     All terms relating to the Trust or the Notes not otherwise included in this Administrative Services Agreement will be as specified in the Series Instrument or Pricing Supplement.

     SECTION 2.4 Counterparts. This Administrative Services Agreement, through the Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     SECTION 2.5 Third Party Beneficiary. The parties hereto acknowledge that the Delaware Trustee shall be an express third party beneficiary of this Administrative Services Agreement, entitled in its own name and on its own behalf to enforce the provisions hereof against the Trust and the Administrator with respect to obligations owed to the Delaware Trustee by either the Trust or the Administrator; provided, however, that such right shall be valid only for so long as the Delaware Trustee has any outstanding obligations or potential obligations under the Trust Agreement.


                                       4


                                     PART C
                         SUPPORT AND EXPENSES AGREEMENT

     This  SUPPORT AND EXPENSES  AGREEMENT,  dated as of the date of the Pricing
Supplement   attached  to  the  Series  Instrument  as  Annex  A  (the  "Pricing
Supplement"),  between Allstate Life Insurance  Company,  an Illinois stock life insurance  company  ("Allstate Life") and the Allstate Life Global Funding Trust
specified in the Series Instrument (the "Trust"),

                              W I T N E S S E T H:

         WHEREAS, in consideration of the Service Providers providing services to the Trust in connection with the Program and pursuant to the agreements and other documents contained in the Series Instrument and the Closing Instrument to be executed for the Trust, under which the Service Providers will have certain duties and obligations, Allstate Life hereby agrees to the following compensation arrangements and terms of indemnity; and

         WHEREAS, the parties hereto desire to incorporate by reference the Standard Support and Expenses Agreement Terms attached to the Series Instrument as Exhibit C (the "Standard Support Agreement Terms," together with this Support and Expenses Agreement, collectively, the "Support Agreement");

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

                                   ARTICLE 1

     SECTION  1.1  Incorporation  by  Reference.   All  terms,   provisions  and
agreements  of the  Standard  Support  Agreement  Terms  (except  to the  extent expressly modified herein) are hereby  incorporated herein by reference with the same force and effect as though fully set forth  herein.  To the extent that the terms set forth in Article 2 of this Support Agreement are inconsistent with the terms of the Standard Support  Agreement Terms, the terms set forth in Article 2 hereof shall apply.

     SECTION 1.2 Definitions. "Series Instrument" means the Series Instrument in which this Support Agreement is included as Part C. All capitalized terms not otherwise defined in this Support Agreement shall have the meanings set forth in the Standard Support Agreement Terms.

                                   ARTICLE 2

     SECTION 2.1 Additional Terms. [None].

     SECTION 2.2 Series Instrument; Execution and Incorporation of Terms. The parties to this Support Agreement will enter into this Support Agreement by executing the Series Instrument.

                                       5

     By executing the Series Instrument, each party hereto agrees that this Support Agreement will constitute a legal, valid and binding agreement by and among such parties.

     All terms relating to the Trust or the Notes not otherwise included in this Support Agreement will be as specified in the Series Instrument or Pricing
Supplement.

     SECTION  2.3  Counterparts.  This  Support  Agreement,  through  the Series
Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.


                                       6


                                     PART D
                            NAME LICENSING AGREEMENT

     This  NAME  LICENSING  AGREEMENT,  dated  as of the  date  of  the  Pricing
Supplement   attached  to  the  Series  Instrument  as  Annex  A  (the  "Pricing
Supplement"),  between Allstate Insurance Company (the "Licensor"),  an Illinois
stock life  insurance  company,  and the  Allstate  Life  Global  Funding  Trust specified in the Series Instrument (the "Licensee"),

                              W I T N E S S E T H:

     WHEREAS, Licensor is the owner of certain tradenames, trademarks and service marks and registrations and pending applications therefor, and may acquire additional tradenames, trademarks and service marks in the future
(collectively, "Licensor's Marks");

     WHEREAS,  Licensee  desires  to use  certain  of  Licensor's  Marks and use
Allstate Life as part of its company name;

     WHEREAS, Licensor and Licensee wish to formalize the agreement between them regarding Licensee's use of Licensor's Marks; and

     WHEREAS,  the parties  hereto  desire to  incorporate  by  reference  those
certain  Standard  Name  Licensing   Agreement  Terms  attached  to  the  Series
Instrument as Exhibit D (the "Standard Name Licensing Agreement Terms," together
with  this  Name  Licensing   Agreement,   collectively,   the  "Name  Licensing
Agreement");

     NOW, THEREFORE, in consideration of the mutual promises set forth in this Name Licensing Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1

     SECTION  1.1  Incorporation  by  Reference.   All  terms,   provisions  and
agreements set forth in the Standard Name Licensing  Agreement  Terms (except to the  extent  expressly  modified  herein)  are  hereby  incorporated  herein  by reference  with the same force and effect as though fully set forth  herein.  To the  extent  that the  terms  set  forth in  Article  2 of this  Name  Licensing
Agreement  are  inconsistent  with the  terms  of the  Standard  Name  Licensing
Agreement Terms, the terms set forth in Article 2 hereof shall apply.

     SECTION 1.2 Definitions. "Series Instrument" means the Series Instrument in which this Name Licensing Agreement is included as Part D. All capitalized terms not otherwise defined in this Name Licensing Agreement shall have the meanings set forth in the Standard Name Licensing Agreement Terms.

                                       7


                                   ARTICLE 2



     SECTION 2.1 Additional Terms. [None].

     SECTION 2.2 Series Instrument; Execution and Incorporation of Terms. The parties to this Name Licensing Agreement will enter into this Name Licensing
Agreement by executing the Series Instrument.

     By executing the Series Instrument, Licensor and the Licensee hereby agree that this Name Licensing Agreement will constitute a legal, valid and binding agreement between Licensor and the Licensee.

     All terms relating to the Trust or the Notes not otherwise included in this Name Licensing Agreement will be as specified in the Series Instrument or Pricing Supplement.

     SECTION 2.3 Counterparts. This Name Licensing Agreement, through the Series
Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.













                                       8



                                     PART E
                                 TERMS AGREEMENT

     This TERMS AGREEMENT, dated as of the date of the Pricing Supplement attached to the Series Instrument as Annex A (the "Pricing Supplement"), among each agent specified in the Pricing Supplement (each, an "Agent"), Allstate Life
Global Funding,  a Delaware  statutory trust ("Global Funding") and the Allstate
Life Global Funding Trust specified in the Series Instrument (the "Trust"),

                              W I T N E S S E T H:

     WHEREAS, all things necessary to make this Terms Agreement a valid and legally binding agreement of the Trust, Global Funding and the other parties to this Terms Agreement, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the notes referred to in Section 1.4 below (the "Notes"), when executed by the Trust and authenticated and delivered pursuant hereto and the Indenture set forth in Part G of the Series Instrument, valid and legally binding obligations of the Trust as hereinafter provided; and

     WHEREAS, the parties hereto desire to incorporate by reference the Distribution Agreement attached to the Series Instrument as Exhibit E (the
"Distribution Agreement", together with this Terms Agreement, collectively, the "Terms Agreement");

     NOW, THEREFORE, for and in consideration of the premises and the issuance of the Notes by the Trust, it is mutually agreed by the parties hereto as follows:

                                   ARTICLE 1

     SECTION 1.1 Agreement to Be Bound. Global Funding, the Trust and each Agent hereby agree to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

     SECTION  1.2  Incorporation  by  Reference.   All  terms,   provisions  and
agreements  set  forth  in the  Distribution  Agreement  (except  to the  extent expressly  modified hereby) are hereby  incorporated  herein by reference (as if fully set forth  herein).  Should  any  portion  of the  Distribution  Agreement conflict  with the  terms  of this  Terms  Agreement,  the  terms of this  Terms
Agreement shall prevail.  References  herein to Sections or Exhibits shall refer respectively to the sections or exhibits of the Distribution  Agreement,  unless otherwise  expressly provided.  Any references in the Distribution  Agreement to
J.P. Morgan Trust Company, National Association, as Indenture Trustee or Funding
Note Indenture Trustee, includes, in each case, its successors.

     SECTION 1.3 Addition of Trust as Party to Distribution Agreement.  Pursuant
to the  Distribution  Agreement,  each of the parties  hereto  acknowledges  and agrees that the Trust,  upon execution  hereof by the Trust,  Global Funding and the  applicable  Agent(s),  shall become an "Issuing  Trust" for purposes of the
Distribution  Agreement in accordance with the terms thereof,  in respect of the
Notes,  with all the authority,  rights,  powers,  duties and  obligations of an
"Issuing Trust" under the  Distribution  Agreement.  The Trust confirms that any agreement,  covenant,  acknowledgment,  representation  or  warranty  under  the
Distribution  Agreement applicable to the Trust is made by the Trust at the date hereof,  unless  another  time  or  times  are  specified  in  the  Distribution
Agreement,   in   which   case   such   agreement,   covenant,

                                       9

acknowledgment, representation or warranty shall be deemed to be confirmed by the Trust at such specified time or times.

     SECTION 1.4 Designation of the Trust and the Notes. The Trust referred to in this Terms Agreement is the Allstate Life Global Funding Trust specified in the Series Instrument. The Notes issued by the Trust pursuant to the Terms
Agreement shall be the notes specified in the Pricing Supplement.

     SECTION 1.5 Additional Terms. [None].

     SECTION 1.6 Definitions. "Series Instrument" means the Series Instrument in which this Terms Agreement is included as Part E. All capitalized terms not otherwise defined in this Terms Agreement shall have the meanings set forth in the Distribution Agreement.

     SECTION 1.7 Applicable Time. For purposes of the Distribution Agreement, the Applicable Time shall be -.

     SECTION 1.8 Free Writing  Prospectuses.  [Attached  as, or  identified  in,
Exhibit A hereto is a copy of each free writing  prospectus  (as defined in Rule
405 under the Securities Act of 1933, as amended), and any other information, which will constitute a part of the Time of Sale Prospectus relating to the offer and sale of the Notes.] [The parties have prepared a final term sheet (the
"Final Term Sheet") reflecting the final terms of the Notes, which is attached as Exhibit A hereto, and which will constitute a part of the Time of Sale
Prospectus relating to the offer and sale of the Notes. Global Funding, on behalf of the Trust, shall file the Final Term Sheet in accordance with, and to the extent required by, Rule 433 under the Securities Act of 1933, as amended, within the time period required thereunder.]

                                   ARTICLE 2

     SECTION 2.1 Purchase/Solicitation of Purchases of Notes.

          (a) If specified in the Pricing Supplement, the Notes are being purchased by the Agent(s) as principal. If the Notes are to be purchased by the Agent(s) as principal, the Agent(s) specified in the Pricing Supplement [severally and not jointly] agree to purchase the Notes having the terms and in the amounts specified in the Pricing Supplement.

          (b) If specified in the Pricing Supplement, the Agent(s) will be acting as agent. If the Agent(s) are to solicit the purchase of the Notes acting as agents, the Agent(s) will solicit the purchase of Notes pursuant to Section 1(d) of the Distribution
               Agreement.

     SECTION 2.2 Patriot Act. [Each of the Agents hereby represents and warrants that it has in place and makes every effort to comply with anti-money laundering policies and procedures in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to
Intercept and Obstruct  Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56,
115 Stat. 380 (October 26, 2001), or any rules or regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the

                                       10

Office of Foreign Assets Control of the United States Department of the Treasury
(31 CFR Part 500), in each case to the extent applicable to it. Each of the Agents also represents and warrants that it has implemented and makes every effort to comply with an anti-money laundering compliance program pursuant to NASD Rule 3011.]

     SECTION 2.3 Funding Agreement(s). On the Original Issue Date set forth in the Pricing Supplement, Global Funding will grant a security interest in, pledge and collaterally assign the Funding Agreement(s) identified in the Pricing
Supplement to the Funding Note Indenture Trustee and will immediately thereafter assign absolutely to and deposit into the Trust each such Funding Agreement.

     SECTION 2.4 Agent Notice Information. As specified in Annex D to the Series
Instrument.

                                   ARTICLE 3

     SECTION 3.1 Series Instrument; Execution and Incorporation of Terms. The parties to this Terms Agreement will enter into this Terms Agreement by executing the Series Instrument.

     By executing the Series Instrument, each party hereto agrees that this Terms Agreement will constitute a legal, valid and binding agreement by and among the Trust, Allstate Life Global Funding and the Agent(s).

     All terms relating to the Trust or the Notes not otherwise included in this Terms Agreement will be as specified in the Series Instrument or Pricing
Supplement.

     SECTION  3.2  Counterparts.   This  Terms  Agreement,  through  the  Series
Instrument,  may be  executed  in any  number  of  counterparts,  each of  which counterparts  shall be deemed to be an original,  and all of which  counterparts shall constitute but one and the same instrument.


                                       11



                                                   [EXHIBIT A TO PART E]






                                       12


                                     PART F
                             COORDINATION AGREEMENT

     This COORDINATION AGREEMENT (this "Coordination Agreement"), dated as of the date of the Pricing Supplement attached to the Series Instrument as Annex A
(the "Pricing  Supplement"),  among Allstate Life Insurance  Company  ("Allstate
Life"),  Allstate  Life Global  Funding  ("Global  Funding"),  the Allstate Life
Global Funding Trust specified in the Series Instrument (the "Trust"), The Bank of New York Trust Company, N.A. (the "Indenture Trustee") and the Collateral
Custodian (as defined below),

                              W I T N E S S E T H:

     WHEREAS,  the Trust  intends to issue the Notes  specified  in the  Pricing
Supplement (the "Notes") in accordance with the Indenture set forth in Part G of the Series Instrument (the "Indenture");

     WHEREAS, the Agent(s) have agreed to sell the Notes in accordance with the Registration Statement;

     WHEREAS,  the Trust  intends to purchase  the Funding Note issued by Global
Funding  and  dated as of the  Original  Issue  Date  specified  in the  Pricing
Supplement (the "Funding Note") with the net proceeds from the sale of the Notes;

     WHEREAS, Global Funding intends to sell the Funding Note to the Trust and use the proceeds therefrom to purchase the Funding Agreement(s) described in the Pricing Supplement (the "Funding Agreement(s)") from Allstate Life;

     WHEREAS,  Allstate Life intends to sell the Funding  Agreement(s) to Global
Funding in consideration for the proceeds Global Funding receives from the sale of the Funding Note;

     WHEREAS, Global Funding intends to immediately assign absolutely to, and deposit into, the Trust the Funding Agreement(s), and the Funding Note will be surrendered;

     WHEREAS, the Trust intends to issue the Notes and to collaterally assign the Funding Agreement(s) to the Indenture Trustee to secure payment of the Notes; and

     WHEREAS,  the Trust  intends to grant a security  interest  in the  Funding
Agreement(s) to the Indenture Trustee;

     NOW,  THEREFORE,   to  give  effect  to  the  agreements  and  arrangements
established  under  the  Terms  Agreement  set  forth  in  Part E of the  Series
Instrument,  the Trust  Agreement set forth in Part A of the Series  Instrument, the Indenture set forth in Part G of the Series  Instrument,  and the Notes, and
in  consideration  of the  agreements and  obligations  set forth herein and for other  good and  valuable  consideration,  the  sufficiency  of which is  hereby acknowledged, each party hereby agrees as follows:


                                       13

                                   ARTICLE 1
                            PURCHASE OF FUNDING NOTE

     The Trust hereby agrees to purchase the Funding Note from Global Funding with the net proceeds from the sale of the Notes. Global Funding hereby agrees to sell the Funding Note to the Trust in consideration for the net proceeds from the sale of the Notes.

                                   ARTICLE 2
                        PURCHASE OF FUNDING AGREEMENT(S)

     Allstate  Life  hereby  agrees to sell the Funding  Agreement(s)  to Global
Funding in consideration for the proceeds Global Funding receives from the sale of the Funding Note. Global Funding hereby agrees to immediately purchase the Funding Agreement(s) with the proceeds Global Funding receives from the sale of the Funding Note.

                                   ARTICLE 3
                          SALE OF FUNDING AGREEMENT(S);
                          CANCELLATION OF FUNDING NOTE

     Global Funding hereby agrees to assign absolutely to and deposit into the Trust the Funding Agreement(s), and the Funding Note will be surrendered. The
Trust hereby agrees to accept the Funding Agreement(s) from Global Funding in consideration for the Trust's surrender of the Funding Note. The Funding Note shall be cancelled by Global Funding immediately upon such surrender, and such cancellation shall operate as a redemption and satisfaction of the Funding Note.

                                   ARTICLE 4
                      DELIVERY OF THE FUNDING AGREEMENT(S)

     Global  Funding,  the Trust,  the Funding  Note  Indenture  Trustee and the
Indenture Trustee hereby appoint the Chicago, Illinois office of The Bank of New
York Trust Company,  N.A., to act as custodian for the Funding Agreement(s) (the
"Collateral  Custodian")  in  connection  with  (i)  the  sale  of  the  Funding
Agreement(s)  by Allstate  Life to Global  Funding  pursuant to Article 2 above,
(ii) the sale and deposit of the Funding Agreement(s) by Global Funding to the Trust pursuant to Article 3 above, (iii) the collateral assignment of the Funding Agreement(s) by the Trust to the Indenture Trustee and (iv) any subsequent permitted transfer of the Funding Agreement(s) by the Indenture
Trustee, and in such capacity to accept and hold in its physical custody the Funding Agreement(s) in the State of Illinois until such time when the Indenture
Trustee notifies the Collateral Custodian in writing to the contrary, in connection with the release of the Funding Agreement(s) in accordance with the terms of the Indenture or upon the occurrence and during the continuation of an Event of Default (as defined in the Standard Indenture Terms attached as Exhibit
G to the Series Instrument) whereupon such physical custody and possession of the Funding Agreement(s) will be transferred to the Indenture Trustee or another person in the manner directed by the Indenture Trustee. The Collateral
Custodian, hereby accepts such appointment and agrees to perform all of its obligations as Collateral Custodian for the Funding Agreement(s).

                                       14

                                   ARTICLE 5
                           PERIODIC PAYMENTS; MATURITY

     SECTION 5.1 Directions Regarding Periodic Payments. As registered owner of the Funding Agreement(s) as collateral securing payments on the Notes, the Indenture Trustee will receive payments on the Funding Agreement(s) on behalf of the Trust. The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.

     SECTION 5.2 Amendment to Directions.

          (a) The Trust may, at any time and at its sole discretion, amend the directions set forth in Section 5.1 in accordance with the Trust
               Agreement and the Indenture.

          (b)  Any notice to a payor of the change in  identity  of any payee or
               the  appointment  of  any  successor   payee,   which  notice  is
               acknowledged by the Trust,  shall be deemed to be an amendment to these  directions  which  replaces  such new  payee for the payee named in these directions.

     SECTION 5.3 Maturity of the Funding Agreement(s). Upon the maturity of the Funding Agreement(s) and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding amounts on the Notes when due.

                                   ARTICLE 6
                                  MISCELLANEOUS

     SECTION 6.1 No Additional Liability. Nothing in this Coordination Agreement shall impose any liability or obligation on the part of any party to this Coordination Agreement to make any payment or disbursement in addition to any liability or obligation such party has under the other documents related to the Program Documents (as defined in the Standard Administrative Services Agreement
Terms set forth as Exhibit B to the Series Instrument), except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this Coordination Agreement.

     SECTION 6.2 No Conflict. This Coordination Agreement is intended to be in furtherance of the agreements reflected in the documents related to the Program
Documents, and not in conflict. To the extent that a provision of this Coordination Agreement conflicts with the provisions of one or more Program
Documents, the provisions of such Program Documents shall govern.

     SECTION 6.3 Governing Law. This Coordination Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

     SECTION 6.4 Definitions. "Series Instrument" means the Series Instrument in which this Coordination Agreement is included as Part F. All capitalized terms not otherwise

                                       15

defined in this Coordination Agreement shall have the meanings set forth in the Distribution Agreement.

     SECTION 6.5 Severability. If any provision of this Coordination Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

     SECTION 6.6 Counterparts.  This Coordination Agreement,  through the Series
Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     SECTION 6.7 Notices. All demands, notices and communications under this Coordination Agreement shall be in writing and shall be deemed to have been duly given upon receipt at the addresses set forth below:

                  if to Allstate Life, at

                  Allstate Life Insurance Company
                  3100 Sanders Road
                  Northbrook, IL  60062
                  Attention:  Secretary

                  if to Global Funding, at

                  Allstate Life Global Funding
                  c/o AMACAR Pacific Corp.
                  6525 Morrison Boulevard, Suite 318
                  Charlotte, NC  28211
                  Attention:  President

                  if to the Funding Note Indenture Trustee, at

                  The Bank of New York Trust Company, N.A.
                  700 South Flower Street, Suite 500
                  Los Angeles, CA 90017
                  Attention:  -

                  if to the Trust, at

                  Allstate Life Global Funding Trust
                  c/o AMACAR Pacific Corp.
                  6525 Morrison Boulevard, Suite 318
                  Charlotte, NC  28211
                  Attention:  President


                                       16

                  if to the Indenture Trustee, at

                  The Bank of New York Trust Company, N.A.
                  700 South Flower Street, Suite 500
                  Los Angeles, CA 90017
                  Attention:  -

or at such other address as shall be designated by any such party in a written notice to the other parties.



                                       17

                                     PART G
                                    INDENTURE

     This INDENTURE (together with the Standard Indenture Terms (as defined below), the "Indenture"), entered into as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument as Annex A (the
"Pricing Supplement"), among the Allstate Life Global Funding Trust specified in the Series Instrument (the "Trust") and The Bank of New York Trust Company,
N.A., as Indenture  Trustee,  Registrar,  Exchange Rate Agent,  Paying Agent and
Calculation Agent hereunder,

                              W I T N E S S E T H:

     WHEREAS, the Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of the secured notes referred to in
Section 2.2 below (the "Notes");

     WHEREAS,  all things  necessary to make this  Indenture a valid and legally binding  agreement  of the  Trust  and the  other  parties  to  this  Indenture, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things  necessary  to make the Notes,  when  executed by the Trust and
authenticated  and  delivered   pursuant  hereto,   valid  and  legally  binding
obligations of the Trust as hereinafter provided; and

     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Indenture Terms attached to the Series Instrument as Exhibit G
(the "Standard Indenture Terms");

     NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed by the parties hereto as follows:

                                   ARTICLE 1

     SECTION  1.1  Incorporation  by  Reference.   All  terms,   provisions  and
agreements  set forth in the  Standard  Indenture  Terms  (except  to the extent expressly  modified hereby) are hereby  incorporated  herein by reference (as if fully set forth  herein).  Should any portion of the  Standard  Indenture  Terms conflict with the terms of this  Indenture,  the terms of this  Indenture  shall prevail.  References  herein to  Articles,  Sections  or  Exhibits  shall  refer respectively  to the  articles,  sections or exhibits of the Standard  Indenture
Terms, unless otherwise expressly provided.

     SECTION 1.2 Definitions. "Series Instrument" means the Series Instrument in which this Indenture is included as Part G. All capitalized terms not otherwise defined in this Indenture shall have the meanings set forth in the Standard
Indenture Terms.

                                   ARTICLE 2

     SECTION  2.1  Agreement  to Be  Bound.  Each of the  Trust,  the  Indenture
Trustee,  the  Registrar,  the  Exchange  Rate Agent,  the Paying  Agent and the
Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all

                                       18

matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

     SECTION 2.2 Designation of the Trust and the Notes. The Trust referred to in this Indenture is the Allstate Life Global Funding Trust specified in the Series Instrument. The Notes issued by the Trust and governed by this Indenture shall be the Notes specified in the Pricing Supplement.

     SECTION  2.3  Compensation.  The  Indenture  Trustee,  the  Registrar,  the
Exchange Rate Agent, the Paying Agent and the Calculation Agent shall be entitled to receive the fees specified in the Indenture Service Fee Schedule, which is attached as Annex E to the Series Instrument.

     SECTION 2.4 Additional Terms. [None].

     SECTION 2.5 Series Instrument; Execution and Incorporation of Terms. The parties to this Indenture will enter into this Indenture by executing the Series
Instrument.

     By executing the signature page thereto, the parties hereby agree that this Indenture will constitute a legal, valid and binding agreement among the parties hereto.

     All terms relating to the Trust or the Notes not otherwise included in this Indenture will be as specified in the Series Instrument or the Pricing
Supplement.

     SECTION 2.6 Counterparts. This Indenture, through the Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

                                       19

                                     PART H
                             FUNDING NOTE INDENTURE

     This  FUNDING  NOTE  INDENTURE  (together  with the  Standard  Funding Note
Indenture Terms (as defined below), the "Funding Note Indenture"), entered into as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument as Annex A (the "Pricing Supplement"), among Allstate Life
Global Funding ("Global Funding") and The Bank of New York Trust Company, N.A., as Funding Note Indenture Trustee, Funding Note Registrar, Funding Note Exchange
Rate Agent, Funding Note Paying Agent and Funding Note Calculation Agent,

                              W I T N E S S E T H:

     WHEREAS, Global Funding has duly authorized the execution and delivery of this Funding Note Indenture to provide for the issuance of the funding note referred to in Section 2.2 below (the "Funding Note");

     WHEREAS, all things necessary to make this Funding Note Indenture a valid and legally binding agreement of Global Funding and the other parties to this Funding Note Indenture, enforceable in accordance with its terms, have been done, and Global Funding proposes to do all things necessary to make the Funding
Note, when executed by Global Funding and authenticated and delivered pursuant hereto, valid and legally binding obligation of Global Funding as hereinafter provided; and

     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Funding Note Indenture Terms attached to the Series Instrument as Exhibit H (the "Standard Funding Note Indenture Terms");

     NOW, THEREFORE, for and in consideration of the premises and the purchase of the Funding Note by the Holder thereof, it is mutually covenanted and agreed by the parties hereto as follows:

                                   ARTICLE 1

     SECTION  1.1  Incorporation  by  Reference.   All  terms,   provisions  and
agreements set forth in the Standard Funding Note Indenture Terms (except to the extent expressly  modified hereby) are hereby  incorporated  herein by reference
(as if fully set forth herein).  Should any portion of the Standard Funding Note
Indenture  Terms  conflict  with the terms of this Funding Note  Indenture,  the terms of this  Funding  Note  Indenture  shall  prevail.  References  herein  to
Articles,  Sections  or  Exhibits  shall  refer  respectively  to the  articles, sections  or exhibits of the  Standard  Funding  Note  Indenture  Terms,  unless otherwise expressly provided.

     SECTION 1.2 Definitions. "Series Instrument" means the Series Instrument in which this Funding Note Indenture is included as Part H. All capitalized terms not otherwise defined in this Funding Note Indenture shall have the meanings set forth in the Standard Funding Note Indenture Terms.

                                       20

                                   ARTICLE 2

     SECTION 2.1 Agreement to Be Bound. Each of Global Funding, the Funding Note
Indenture  Trustee,  the Funding Note Registrar,  the Funding Note Exchange Rate
Agent, the Funding Note Paying Agent and the Funding Note Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Funding Note.

     SECTION 2.2 Additional Terms. [None].

     SECTION 2.3 Series Instrument; Execution and Incorporation of Terms. The parties to this Funding Note Indenture will enter into this Funding Note
Indenture by executing this Series Instrument.

     By executing the signature page thereto, the Funding Note Indenture Trustee and Global Funding hereby agree that this Funding Note Indenture will constitute a legal, valid and binding agreement among the parties hereto.

     All terms relating to Global Funding or the Funding Note not otherwise included in this Funding Note Indenture will be as specified in the Series
Instrument.

     SECTION 2.4 Counterparts.  This Funding Note Indenture,  through the Series
Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.


                                       21


                                     PART I
                        MISCELLANEOUS AND EXECUTION PAGES

     The Series Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

     Each signatory, by its execution hereof, does hereby become a party to, or executes, each of the agreements and certificates identified below for such signatory as of the date specified in such agreements and certificates.

     It is expressly  understood  and agreed by the parties that (a)  Wilmington
Trust Company (the "Delaware Trustee") is hereby instructed by Global Funding and the Trust to execute the Series Instrument on their behalf, (b) the Series
Instrument is executed and delivered by the Delaware Trustee, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement set forth in Part A of the Series Instrument (the "Trust Agreement"), (c) each of the representations, undertakings and agreements made on the part of the Trust in the Series Instrument is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Trust, (d) nothing contained herein shall be construed as creating any liability on the Delaware Trustee individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (e) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for any breach or failure of any obligation, representation, warranty or covenant to be made or undertaken by the Trust under the Indenture set forth in Part G to the Series
Instrument or any other related documents; provided, however, that such waiver shall not affect the liability of the Delaware Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity under the Trust Agreement.


                                       22



     IN WITNESS WHEREOF, the undersigned have executed this Series Instrument.

                                                ALLSTATE INSURANCE COMPANY (for
                                                purposes of the Name Licensing
                                                Agreement set forth in Part D
                                                hereof)


                                                By:
                                                   ----------------------------
                                                       Name:
                                                       Title:


                                                ALLSTATE LIFE INSURANCE COMPANY
                                                (for purposes of (i) the Support
                                                Agreement set forth in Part C
                                                hereof and (ii) the Coordination
                                                Agreement set forth in Part F
                                                hereof)


                                                By:
                                                   ----------------------------
                                                       Name:
                                                       Title:


                                                ALLSTATE LIFE GLOBAL FUNDING
                                                (for purposes of (i) the Trust
                                                Agreement set forth in Part A
                                                hereof, (ii) the Terms Agreement
                                                set forth in Part E hereof,
                                                (iii) the Coordination Agreement
                                                set forth in Part F hereof and
                                                (iv) the Funding Note Indenture
                                                set forth in Part H hereof)


                                                By:    Wilmington Trust Company, solely in its capacity
                                                       as Delaware Trustee


                                                By:
                                                   ----------------------------
                                                       Name:
                                                       Title:


                                                THE ALLSTATE LIFE GLOBAL FUNDING
                                                TRUST SPECIFIED ABOVE (for
                                                purposes of (i) the
                                                Administrative Services
                                                Agreement set forth in Part B
                                                hereof, (ii) the Support
                                                Agreement set forth in Part C
                                                hereof, (iii) the Name Licensing
                                                Agreement set forth in Part D
                                                hereof, (iv) the Terms Agreement
                                                set forth in Part E hereof, (v)
                                                the Coordination Agreement set
                                                forth in Part F hereof and (vi)
                                                the Indenture set forth in Part
                                                G hereof)
                                                By: Wilmington Trust Company, solely in its capacity


                                       23

                                                as Delaware Trustee


                                                By:
                                                   ----------------------------
                                                       Name:
                                                       Title:



                                                WILMINGTON TRUST COMPANY (for purposes of the Trust Agreement set forth in Part A hereof as Delaware Trustee)


                                                By:
                                                    ---------------------------
                                                       Name:
                                                       Title:


                                                THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                                (for purposes of (i) the Coordination Agreement set forth
                                                in Part F hereof, (ii) the Indenture set forth in Part G
                                                hereof and (iii) the Funding Note Indenture set forth in
                                                Part H hereof)


                                                By:
                                                   ----------------------------
                                                       Name:
                                                       Title:


                                                THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                                Chicago, Illinois office, as Collateral Custodian (for
                                                purposes of the Coordination Agreement set forth in Part F hereof)


                                                By:
                                                    ---------------------------
                                                       Name:
                                                       Title:


                                                AMACAR PACIFIC CORP. (for purposes of (i) the Trust Agreement set forth in Part A hereof and (ii) the Administrative Services
                                                Agreement set forth in Part B hereof as Administrator)

                                       24

                                                By:
                                                    ---------------------------
                                                       Name:
                                                       Title:






                                                [MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                INCORPORATED] (for purposes of the Terms Agreement
                                                set forth in Part E hereof)


                                                By:
                                                   ----------------------------
                                                       Name:
                                                       Title:



                                       25

                                    EXHIBIT A

                         STANDARD TRUST AGREEMENT TERMS







                                      A-1

                                    EXHIBIT B

                STANDARD ADMINISTRATIVE SERVICES AGREEMENT TERMS







                                      B-1

                                    EXHIBIT C

                  STANDARD SUPPORT AND EXPENSES AGREEMENT TERMS







                                      C-1

                                    EXHIBIT D

                     STANDARD NAME LICENSING AGREEMENT TERMS





                                      D-1

                                    EXHIBIT E

                             DISTRIBUTION AGREEMENT





                                      E-1

                                    EXHIBIT F

                              CERTIFICATE OF TRUST






                                      F-1

                                    EXHIBIT G

                            STANDARD INDENTURE TERMS






                                      G-1

                                    EXHIBIT H

                      STANDARD FUNDING NOTE INDENTURE TERMS






                                      H-1

                                     ANNEX A

                               PRICING SUPPLEMENT



                                     A-A-1

                                     ANNEX B

                      DELAWARE TRUSTEE SERVICE FEE SCHEDULE






                                     A-B-1





                                     ANNEX C

                       ADMINISTRATOR SERVICE FEE SCHEDULE







                                     A-C-1





                                     ANNEX D

                            AGENT NOTICE INFORMATION







                                      A-D-1





                                     ANNEX E

                         INDENTURE SERVICE FEE SCHEDULE








                                      A-E-1
